Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

                This FIFTH AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT dated as of November 12, 2007 (the “Fifth Amendment”), is executed by and among WINMARK CORPORATION, a Minnesota corporation (the “Company”), WINMARK CAPITAL CORPORATION, a Minnesota corporation (“WCC”), WIRTH BUSINESS CREDIT, INC. (formerly known as Winmark Business Solutions, Inc.), a Minnesota corporation (“WBC”), GROW BIZ GAMES, INC., a Minnesota corporation (“Grow-Biz” and, together with the Company, WCC and WBC, the “Loan Parties” and individually and without distinction, a “Loan Party”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

                A.            The Loan Parties and the Lender are parties to that certain 364-Day Revolving Credit Agreement dated as of September 30, 2004, as amended by that certain First Amendment to 364-Day Revolving Credit Agreement dated as of August 25, 2005, that certain Second Amendment to 364-Day Revolving Credit Agreement dated as of March 31, 2006, that certain Third Amendment to 364-Day Revolving Credit Agreement dated as of May 19, 2006, and that certain Fourth Amendment to 364-Day Revolving Credit Agreement dated as of August 15, 2007 (as amended, supplemented or modified, the “Credit Agreement”).

                B.            The Loan Parties and the Lender wish to amend the Credit Agreement to provide the Loan Parties with an option, subject to Lender approval, to increase the Commitment pursuant to the terms and conditions hereinafter set forth.

                NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Loan Parties and the Lender hereby agree as follows:

AGREEMENTS

1.             DEFINITIONS.  Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

2.             AMENDMENTS.

2.1.          Amended Definitions.  Section 1.1 of the Credit Agreement is hereby amended as follows:

2.1.1        Commitment.  The definition of “Commitment” is hereby amended in its entirety to read as follows:

“Commitment”:  The Lender’s commitment to make Loans, and to issue Letters of Credit, under this Agreement, as reduced or increased from time to time pursuant to Section 6.3 or Section 6.4, respectively.  The initial amount of the Lender’s commitment to make Loans is $25,000,000.

2.2.          Increase of Commitment.  Section 6.4(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

6.4           Increase of Commitment.

(a)           Provided no Unmatured Event of Default or Event of Default has occurred and is continuing, upon written notice from the Company to the Lender, the Loan Parties may from time to time request an increase in the Commitment by an amount (for all such requests) not exceeding $25,000,000; provided that any such request for an increase shall be in a minimum integral amount of $5,000,000; and provided, further, that in no event shall the Commitment exceed $50,000,000.

3.             CONDITIONS PRECEDENT.  This Fifth Amendment shall become effective as of the date first above written after receipt by the Lender of, or compliance by the Loan Parties with, the following:

3.1.          Fifth Amendment.  This Fifth Amendment duly executed by each Loan Party.

3.2.          Other Conditions.  The Loan Parties shall have satisfied such other conditions as specified by the Lender, including the delivery of such other documents, certificates and resolutions as the Lender may reasonably request.

                4.             REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby certifies, represents and warrants to the Lender on the date hereof after giving effect to this Fifth Amendment that:

4.1.          Authorization.  Each Loan Party is duly authorized to execute and deliver this Fifth Amendment and each other Loan Document executed by such Loan Party in connection therewith (the “Amendment Documents”), and is and will continue to be duly authorized to borrow monies under the Credit Agreement and to perform its obligations under the Credit Agreement and each other Loan Document.

4.2.          No Conflicts; No Consent.  The execution and delivery of this Fifth Amendment and the performance by any Loan Party of its obligations hereunder and the Amendment Documents to which it is a party do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of such Loan Party, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon such Loan Party or any of its properties, or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of the Lender created pursuant to the Collateral Documents).

4.3.          Validity and Binding Effect.  Each of the Fifth Amendment and each Amendment Document is a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

4.4.          Compliance with Credit Agreement.  The representation and warranties set forth in Section 9 of the Credit Agreement are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Lender and except for such changes as are specifically permitted under the Credit Agreement.

4.5.          No Event of Default.  No Unmatured Event of Default or Event of Default has occurred and is continuing.

5.             AFFIRMATION OF CREDIT AGREEMENT; FURTHER REFERENCES; AFFIRMATION OF SECURITY INTEREST.  The Lender and each Loan Party each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Fifth Amendment.  Each Loan Party confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Loan Parties in favor of the Lender under the Collateral Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Company or any other Loan Party under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by each Loan Party.

6.             GENERAL.

6.1.          Governing Law; Severability.  This Fifth Amendment and each Amendment Document shall be a contract made under and governed by the internal laws of the State of Minnesota applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.  The provisions of Section 15.17 and 15.18 of the Credit Agreement are hereby incorporated herein by reference.  Wherever possible each provision of this Fifth Amendment and each Amendment Document shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Fifth Amendment or any Amendment Document shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fifth Amendment or such Amendment Document.

6.2.          Successors and Assigns.  This Fifth Amendment shall be binding upon each Loan Party, the Lender, and their respective successors and assigns, and shall inure to the benefit of each Loan Party and the Lender, and the successors and assigns of the Lender.

6.3.          Expenses.  The Loan Parties, jointly and severally, shall pay all reasonable costs and expenses in connection with the preparation of this Fifth Amendment and the Amendment Documents including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Lender or any affiliate or parent of the Lender.  The Loan Parties shall pay any and all stamp and other taxes, UCC search fees, filing fees and other reasonable costs and expenses in connection with the execution and delivery of this Fifth Amendment and the Amendment Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

6.4.          Counterparts.  This Fifth Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first above written.

WINMARK CORPORATION,
a Minnesota corporation

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

WIRTH BUSINESS CREDIT, INC.,
formerly known as Winmark Business Solutions, Inc., a Minnesota corporation

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

WINMARK CAPITAL CORPORATION,
a Minnesota corporation

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.,
a Minnesota corporation

By:	/s/ Brett D. Heffes
Name: Brett D. Heffes
Title: Chief Financial Officer and Treasurer

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Peter N. Pricco
Name: Peter N. Pricco
Title: Vice President